UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

Collegiate Pacific Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17293	22-2795073

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

13950 Senlac Drive, Suite 100,
Dallas, Texas		75234

(Address of principal executive offices)		(Zip Code)

(972) 243-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
S I G N A T U R E
Exhibit Index
Press Release

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On December 3, 2004, Collegiate Pacific Inc. (the “Company”) announced the completion of its sale of additional $10,000,000 principal amount of 5.75% Convertible Senior Subordinated Notes due 2009 (the “Notes”) pursuant to the exercise by the initial purchaser of the option granted to it in connection with the initial offering, which closed on November 26, 2004. Thomas Weisel Partners LLC was the initial purchaser of the Notes. The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

     The Notes are governed by the Indenture dated as of November 26, 2004, between the Company and The Bank of New York Trust Company, N.A., as trustee, which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

     See disclosure under Item 2.03.

Item 8.01 Other Events.

     On December 3, 2004, the Company issued a press release announcing the completion of its sale of $10,000,000 principal amount of the Notes. The Company has received total gross proceeds of $50 million from the sale of the Notes in this offering and the initial offering. The press release of the Company dated December 3, 2004, is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Indenture dated November 26, 2004, between the Company and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on November 29, 2004).

99.2*	Press release dated December 3, 2004.

*	Filed herewith.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.
Date: December 3, 2004	By:	/s/ William R. Estill
William R. Estill
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Indenture dated November 26, 2004, between the Company and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on November 29, 2004).

99.2*	Press Release dated December 3, 2004.

*	Filed herewith.